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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): September 19, 2002

                        COMMISSION FILE NUMBER 333-92383

                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its Charter)

                               DELAWARE 06-1397316
          (State of Incorporation) (I.R.S. Employer Identification No.)

             251 BALLARDVALE STREET, WILMINGTON, MASSACHUSETTS 01887
               (Address of Principal Executive Offices) (Zip Code)

                                  978-658-6000
              (Registrant's Telephone Number, Including Area Code)


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                        ITEM 9. REGULATION FD DISCLOSURE

On September 19, 2002, Charles River Laboratories, Inc., wholly-owned subsidiary of the Registrant, posted to its company website an investor presentation, a copy of which is filed herewith as Exhibit 99.1.



EXHIBIT 99.1

Investor Presentation

                                                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Dated: September 24, 2002

                                 By: /s/ Dennis R. Shaughnessy
                                     ------------------------------------------
                                 Dennis R. Shaughnessy, Sr. Vice President,
                                 Corporate Development, General Counsel
                                 and Secretary